Transformational Combination Creating the Premier, Texas-Based Super Regional Bank December 9, 2019

Forward Looking Statements Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“Independent” or “IBTX”) and Texas Capital Bancshares, Inc. (“Texas Capital” or “TCBI”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Independent’s and Texas Capital’s current expectations and assumptions regarding Independent’s and Texas Capital’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect Independent’s or Texas Capital’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Independent and Texas Capital, the outcome of any legal proceedings that may be instituted against Independent or Texas Capital, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Independent and Texas Capital do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of Independent and Texas Capital successfully, and the dilution caused by Independent’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, each of Independent and Texas Capital disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Independent, Texas Capital and factors which could affect the forward-looking statements contained herein can be found in Independent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the Securities and Exchange Commission (“SEC”), and in Texas Capital’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the SEC. 2

Additional Statements Additional Information about the Merger and Where to Find It In connection with the proposed merger, Independent will file with the SEC a registration statement on Form S-4 to register the shares of Independent’s capital stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of Independent and Texas Capital seeking their approval of the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT INDEPENDENT, TEXAS CAPITAL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Independent at its website, www.ibtx.com, or from Texas Capital at its website, www.texascapitalbank.com. Documents filed with the SEC by Independent will be available free of charge by accessing the Investor Relations page of Independent’s website at www.ibtx.com or, alternatively, by directing a request by telephone or mail to Independent, 7777 Henneman Way, McKinney, Texas 75070, (972) 562-9004, and documents filed with the SEC by Texas Capital will be available free of charge by accessing Texas Capital’s website at www.texascapitalbank.com under the tab “About Us,” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to Texas Capital, 2000 McKinney Avenue, Suite 700, Dallas, Texas 75201, (214) 932- 6600. Participants in the Solicitation Independent, Texas Capital and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Independent and Texas Capital in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Independent, and its directors and executive officers, may be found in Independent’s definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 23, 2019, and other documents filed by Independent with the SEC. Additional information about Texas Capital, and its directors and executive officers, may be found in Texas Capital’s definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 7, 2019, and other documents filed by Texas Capital with the SEC. These documents can be obtained free of charge from the sources described above. 3

Presenters David R. Brooks C. Keith Cargill Chairman, President & CEO President & CEO Independent Bank Group, Inc. Texas Capital Bancshares, Inc. 4

Combining Two Premier Texas Franchises $48BN $39BN $36BN In Assets In Deposits In Loans HFI Creates the largest Texas bank by Texas deposits Adds complementary business lines to each client base IBTX TCBI Diversifies client and business line concentration risk Enhanced scale allows more investment in technology to better manage Creates Significant Shareholder Value risk and further differentiate the client experience % 27 TBV Accretion(1) Generates significant shareholder value immediately Shared vision, cultural foundation, community involvement, and % (2) 26 2021e EPS Accretion to IBTX commitment to clients and employees % 14 2021e EPS Accretion to TCBI(2) Combined company is well positioned for the future (1) Includes full impact of one-time merger-related expenses. (2) Represents 2021 estimated metrics with pro forma impacts of CECL during M&A accounting and 75% phase-in of cost savings. 5

Transaction Summary • Merger of equals • David Brooks, Chairman and Chief Executive Officer Merger • C. Keith Cargill will act as Special Advisor to the CEO • Texas Capital Bancshares, Inc. (NASDAQ: TCBI) merges Leadership Structure into Independent Bank Group, Inc. (NASDAQ: IBTX) • Julie Anderson, Chief Financial Officer • 100% stock consideration • 9 direct reports to CEO (5 TCBI | 4 IBTX) • Fixed exchange ratio • Holding Company: Independent Bank Group, Inc. Exchange • TCBI shareholders will receive 1.0311 shares of IBTX for Name • Bank: Texas Capital Bank Ratio each TCBI share • Implies a $61.10 per share value to TCBI based on the • Operating Names: Texas & National: Texas Capital 12/6/2019 closing price Bank | Colorado: Independent Financial Ownership • 55% TCBI | 45% IBTX Headquarters • McKinney, Texas • Approval of IBTX and TCBI shareholders Board of • 13 board members (7 TCBI | 6 IBTX) Timing & • Customary regulatory approvals Directors • Larry Helm (TCBI), lead independent director Approval • Anticipated closing mid-2020 6

Enhancing Scale to Drive Growth and Profitability Significant Pro Forma Scale and Profitability $5.5BN+ Market Cap 1.3% ROAA | (75% Cost Save Phase-In) $ % 48BN+ Assets 15 ROATCE | (75% Cost Save Phase-In) Largest Texas Headquartered $39BN+ Deposits 49% Efficiency Ratio | (75% Cost Save Phase-In) Bank by Texas Deposits Shareholder Value Creation Estimated TBV per Share Impact + 27% 2021e EPS Accretion to IBTX (75% Cost Save Phase-in) + 26% 2021e EPS Accretion to TCBI (75% Cost Save Phase-in) + 14% #20 Estimated Pro Forma Common Equity Tier 1 Ratio 8.6% Largest Bank By Assets Annualized Dividend to All Shareholders $1.00 per share in the US(1) Note: Performance metrics represent 2021 estimated metrics with pro forma impacts of CECL during M&A accounting. (1) Includes major exchange-listed banks excluding money center and trust banks. 7

Building A High Performance Financial Institution

Pro Forma Financial Performance Relative to $25 – $75BN Asset Banks[1]

Top Return on Average Assets



1.3%
Median, 1.1%
Pro Forma[2]

Top Return on Average Tangible Common Equity



15%
Median, 14%
Pro Forma[2]

Top Quartile Efficiency Ratio



Median, 57%
49%
Pro Forma[2]

Merger Benefits to All Shareholders

- Consistently higher returns
- Double-digit EPS growth
- Double-digit TBV accretion
- Strong capital, liquidity and credit quality
- Significant upside and value creation
- Expanded strategic flexibility
- Attractive dividend to all shareholders

INDEPENDENT FINANCIAL | TEXAS CAPITAL BANK

(1) Combined peers include major exchange traded banks with total assets between $25B - $75B and available consensus estimates. Excludes ethnically focused banks, thrifts, and merger targets. Estimates per FactSet.

(2) Represents 2021 estimated metrics with pro forma impacts of CECL during M&A accounting and 75% phase-in of cost savings.

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Balanced Management Team with Proven Leadership Strong Industry Expertise, Common Cultures & Experience Integrating Large Transactions Executive Leadership Team Board Leadership DAVID BROOKS C. KEITH CARGILL Chief Executive Officer Special Advisor to CEO David Brooks Larry Helm DAN BROOKS VINCE ACKERSON Chairman of the Board Lead Independent Vice Chairman Vice Chairman Director JULIE ANDERSON JAMES TIPPIT Chief Financial Officer Board Split EVP, Corporate Responsibility JOHN TURPEN Chief Risk Officer 6 7 MICHAEL HOBBS IBTX TCBI EVP, Revenue JOHN SARVADI EVP, Revenue MARK HAYNIE LENNARD BRASSEAUX EVP, General Counsel EVP, Operations 9

Culture Matters - Providing Benefits to All Constituents Combining two deeply rooted Texas franchises with national reach is a win for everyone Clients Communities Employees • Deliver highly • Continue to demonstrate • Strengthen the ability personalized financial longstanding to recruit and retain services to businesses commitment to top-tier talent and entrepreneurs serving communities • Increase professional • Provide opportunity and • Implement community development and guidance to foster growth, service leadership with career opportunities bring new ideas to life, ongoing initiatives such within a larger and energize local as employee volunteer banking platform businesses programs and community development programs 10

Creating the Largest Texas Headquartered Bank(1) Deposit Market Share(2) Top 10 Fastest Growing Large MSAs(3) $BN $BN Presence Pro Forma JPM $190.4 BAC $128.7 2020 - 2025 Population WFC $68.3 Growth Overall TX HQ # Metropolitan Statistical Area (%) IBTX TCBI Deposits Rank (#) Rank (#) BBVA $34.7 1 Austin-Round Rock-Georgetown, TX 8.5 $1.8 6 2 Pro Forma $31.7 2 Orlando-Kissimmee-Sanford, FL 7.9 CFR $25.4 3 Raleigh-Cary, NC 7.7 TCBI $23.1 4 Houston-The Woodlands, TX 7.5 3.5 12 6 PB $22.6 5 San Antonio-New Braunfels, TX 7.5 1.0 9 4 ZION $11.3 6 Dallas-Fort Worth-Arlington, TX 7.4 24.8 3 1 COF $8.9 7 Las Vegas-Henderson-Paradise, NV 7.2 CMA $8.7 8 Phoenix-Mesa-Chandler, AZ 7.2 IBTX $8.7 9 Charlotte-Concord-Gastonia, NC-SC 7.0 HTH $8.0 10 Denver-Aurora-Lakewood, CO 6.9 1.1 14 IBOC $7.7 NexBank $7.1 Meaningful Presence in HALF of the Top Ten Fastest BBT $6.7 Growing MSAs in the United States(2) (1) By Texas deposits. (2) S&P Global & FDIC deposit data as of 6/30/2019. Companies pro forma for recently announced acquisitions & excludes non-retail branches. 11 (3) Source: S&P Global. Includes MSAs with total population greater than one million.

Enhancing Presence in the Fastest Growing Markets

Pro Forma Geographic Footprint



IBTX
TCBI
Texas
Colorado

Key Markets



Dallas Fort Worth Metroplex / North Texas Region

- 6th fastest growing MSA in the U.S.(1)
- 4th largest MSA in the United States(2)



Austin Region

- #1 fastest growing MSA in the U.S.(1)
- 29th largest MSA in the United States(2)

San Antonio Region

- 5th fastest growing MSA in the U.S.(1)
- 24th largest MSA in the United States(2)



Houston Region

- 4th fastest growing MSA in the U.S.(1)
- 5th largest MSA in the United States(2)



Denver Region

- 10th fastest growing MSA in the U.S.(1)
- 19th largest MSA in the United States(2)

INDEPENDENT FINANCIAL | TEXAS CAPITAL BANK

Source: S&P Global.
(1) 2025 projected population growth for MSAs with greater than 1 million people.
(2) 2019 population.

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Strengthening the Core Deposit Franchise Bolsters Core Deposits and Provides Granular Deposit Base Augments Centrally Located Downtown Branches with a Branch Increasing Stability and Flexibility Network Extending into Suburban Areas Access to Diverse Funding Sources Across Both Retail and Efficient Pro Forma Branch Network with ~$365 Million Deposits Commercial Franchises Per Branch and 73% Overlap(1) Deposit Composition by Type NOW & Other NOW & Other NOW & Other 7% 20% DDA 2% DDA DDA 38% 35% 28% Pro Forma $11.7BN $27.4BN $39.1BN(2) Jumbo Time Jumbo Time Jumbo Time 1% MMDA & Sav. 3% 7% MMDA & Sav. MMDA & Sav. 36% Retail Time 51% Retail Time 46% Retail Time 8% 9% 9% Cost 1.15% Cost 1.28% Cost 1.24% (1) 8 of 11 TCBI branches are within 5 miles of an IBTX branch. (2) Excludes purchase accounting adjustments. 13

Forming a Full-Service Financial Institution With An Extensive Suite of Products and Services

Lines of Business

Lending Lines	IBTX	TCBI	Together
Small Business & Local Developers	✓		✓
Middle-market Commercial	✓	✓	✓
Corporate Banking:			
Technology		✓	✓
Government / Healthcare[1]		✓	✓
Capital Markets		✓	✓
Energy Lending	✓	✓	✓
Mortgage Warehouse	✓	✓	✓
Mortgage Correspondent Aggregation		✓	✓
Mortgage Origination	✓		✓
Home Builder Finance	✓	✓	✓
Equipment Finance		✓	✓
Premium Finance		✓	✓

Deposit Gathering	IBTX	TCBI	Together
National Lines:			
Escrow		✓	✓
Commercial Property Mgmt		✓	✓
National Title		✓	✓
Third Party Processor		✓	✓
Dedicated Treasury Mgmt		✓	✓
Branch Network:			
Suburban & Rural Branches	✓		✓
Downtown Footprint	✓	✓	✓
San Antonio, TX Market		✓	✓
Denver, CO Market	✓		✓
Fee Income			
Trust & Wealth Mgmt	✓	✓	✓



Lending Lines
Deposit Gathering
Fee Income

(1) Government / Non-Profit / Healthcare / Education.

INDEPENDENT FINANCIAL
TEXAS CAPITAL BANK
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Diversifying the Loan and Lease Portfolio Synergistic and comprehensive coverage of retail, small High asset quality and risk adjusted returns on loans and leases business, middle market and large corporates Right-size concentrations in mortgage finance and commercial Neutralizes interest rate sensitivity real estate businesses Loans HFI Composition by Type Construction Real Estate Mortgage Finance Mortgage Finance 12% 64% 32% 24% Real Estate 30% Pro Forma Construction 11% Construction $11.6BN (1) 13% $24.8BN $36.4BN Real Estate Mortgage Finance Commercial 14% Commercial 6% Other 42% 33% Other Commercial 2% Other 1% 15% 1% Yield 5.42% Yield 4.78% Yield 4.96% (1) Excludes purchase accounting adjustments. 15

Superior Deal Metrics vs Recent Merger of Equal Deals Recent Bank MOE Deals(1) First Full Year 26% to IBTX 16% EPS Accretion (2) 14% to TCBI TBVPS 27% (5)% Accretion / (Dilution) TBVPS Immediately Accretive 2 years Earn-back Period Branch Overlap 73% 12% (< 5 miles) (1) Median of 2019 MOE transactions in which target pro forma ownership > 35%. (2) Represents 2021 estimated metrics with pro forma impacts of CECL during M&A accounting and 75% phase-in of cost savings. 16

Achievable Cost Synergies Drive Material Value Creation $100 million in Pre-Tax Illustrative Market Value Cost Savings Creation(1) Other, 5% $6.2bn 13% Branches & Occupancy, $5.5bn $0.7bn 11% Staffing and Overhead, $3.3bn 45% $2.9bn TCBI TCBI $2.5bn $2.9bn IBTX IBTX IT & Systems, Standalone market Capitalized Value of Net Illustrative Combined 39% capitalizations Cost Savings Value Leverages Scale, Powerful Technology & $728M capitalized value of Compliance Infrastructure to Drive Efficiencies net cost savings (1) Capitalized value of cost synergies reflects $100M in annualized pre-tax cost synergies ($79M after-tax), multiplied by market-cap weighted 2020 P/E multiple as of closing share prices and consensus estimates on December 6, 2019, net of one-time pre-tax restructuring charges of $180M; 17 Capitalized value is not discounted to present value.

Better Positioning Us to Compete, Invest and Win – Today and in the Future Entrepreneurial Technology, Risk, For Lasting Spirit To Enhance Compliance Business Success • Combination of two • Powerful technology and • Dedicated focus on founder-led organizations robust compliance building long-term will carry on the proud infrastructure already in relationships in the legacy of an unwavering place ensures continued country’s top markets, commitment to serve delivery of best-in-class paired with a drive to clients and communities banking while reducing constantly innovate and risk improve, creates a truly • Energized top performers differentiated bank with additional • Opportunity to further opportunities to compete expand services through and win technology investments 18

Appendix 19

Key Transaction Assumptions • 100% stock transaction where TCBI merges into IBTX Merger • One-time merger expenses of approximately $180 Consideration • IBTX issues 1.0311x shares for each TCBI share million pre-tax Expenses • Fixed exchange ratio • TBV dilution includes full impact of expenses, after-tax • IBTX projections based on Wall Street consensus • 1.50% of IBTX’s non-time deposits Earnings estimates Core Deposit • Amortized using sum-of-years digits method over a Estimates • TCBI projections based on Wall Street consensus Intangible 10-year period estimates adjusted for strategic initiatives • Approximately $100 million pre-tax cost savings (fully • Gross loan credit mark of $201 million, or 1.7% IBTX’s phased-in) gross loans • Equates to ~11.0% of combined operating expense • $6 million related to Purchase Credit Deteriorated (“PCD”) Cost Savings base loans • Estimated 50% phase-in for the second half of 2020, • $195 million related to Non-PCD loans Loan Mark • Accreted into income over life of loans 75% in 2021 and 100% thereafter • $195 million additional provision taken immediately after the close to account for Non-PCD loans (included in TBV impacts at close) • Loan rate mark of $37 million, accreted over life of loans 20

Due Diligence Process Comprehensive Due Diligence Partnership Diligence Scope Due Diligence Process Aligned with MOE Framework • Credit • Tax • Comprehensive mutual due • Process included cultural assimilation diligence process dialogues • Enterprise Risk • Commercial Management Banking • Significant engagement • Work highlighted the shared culture between senior and values related to both customer • Legal and • Specialty management of both and employee relationships Compliance Finance companies • Alignment of shared risk appetite • Information • Retail Banking • Third party credit review philosophies Technology • Deposits • Risk, legal and compliance • Leveraged expertise across multiple • Cyber Security review depository transactions and • Consumer experience with numerous platform • Human Capital Lending and portfolio acquisitions Management • Enterprise • Finance & Operations Accounting • Internal Audit 21